UNITED STATES BANKRUPTCY COURT

                          SOUTHERN DISTRICT OF NEW YORK

                                                        CASE NO.: 02-16020 (BRL)

                                                                      CHAPTER 11

DEBTOR: UNITED PAN-EUROPE COMMUNICATIONS N.V.

         MONTHLY OPERATING STATEMENT FOR THE PERIOD FROM DECEMBER 3, 2002
                               TO DECEMBER 31, 2002

DEBTOR'S ADDRESS: BOEING AVENUE 53, SCHIPHOL RIJK, THE NETHERLANDS

                                                MONTHLY DISBURSEMENTS: EURO (81)

DEBTOR'S ATTORNEY USA:  White & Case LLP
                        Mr. W. Wynne
                        1155 Avenue of the Americas
                        New York, NY 10036-2787
                        USA

DEBTOR'S ATTORNEY THE NETHERLANDS:  Allen & Overy
                                    Mr. R. Abendroth
                                    Apollolaan 15
                                    1077 AB Amsterdam
                                    The Netherlands

                                   MONTHLY OPERATING PROFIT (LOSS): EURO (4,261)

REPORT PREPARER: Charles H.R. Bracken

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:  January 22, 2003                         /s/ Charles H.R Bracken
       ----------------                         --------------------------------
                                                Name:   Charles H.R Bracken
                                                Title:  Chief Financial Officer

Indicate if this is an amended statement by checking here:

AMENDED STATEMENT  X
                  ---

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
        (Stated in thousands, except share amounts and number of shares)
                                   (Unaudited)

Month end exchange rate USD/Euro 0.9545.

                                                                                       As of              As of
                                                                                 December 31, 2002    December 31, 2002
                                                                                  (Unauditcd, in      (Unauditcd, in
                                                                                 thousands of Euros)   thousands of USD)
ASSETS:

Current assets

    Cash and cash equivalents, including restricted cash of 2,544.............         15,651             16,397
    Other receivables.........................................................          4,518              4,733
    Deferred financing costs, net.............................................         53,311             55,852
    Prepaid expenses and other current assets.................................         29,607             31,018
                                                                                    --------------   -----------
       Total current assets...................................................        103,087            108,001
Investments in and advances to affiliated companies, accounted for under the
  equity method...............................................................      1,466,103          1,535,991
Property, plant and equipment, net............................................         27,419             28,726
Other assets..................................................................         64,580             67,658
                                                                                    --------------   -----------
       Total assets...........................................................      1,661,189          1,740,376
                                                                                    ==============   ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT:

Current liabilities

    Accounts payable (1)......................................................         36,889             38,647
    Accrued liabilities, including related party accrued interest of 138,558          378,982            397,048
      (2).....................................................................
    Current portion of long-term debt, including related party debt of
      1,470,179...............................................................      4,167,905          4,366,585
                                                                                    --------------   -----------
        Total current liabilities.............................................      4,583,776          4,802,280
    Long-term affiliated debt.................................................        423,674            443,870
    Deferred gain on sale of assets...........................................        150,321            157,487
                                                                                    --------------   -----------
        Total liabilities.....................................................      5,157,771          5,403,636
                                                                                    --------------   -----------

Convertible preferred stock...................................................      1,642,897          1,721,212

Shareholders' deficit

    Priority stock, 1.0 par value, 300 shares authorized, issued and
      outstanding.............................................................              -                  -
    Ordinary stock, 1.0 par value, 1,000,000,000 shares authorized,
      443,417,525 shares issued and outstanding...............................        443,418            464,555
    Additional paid-in capital................................................      2,750,413          2,881,522
    Deferred compensation.....................................................        (15,991)           (16,753)
    Accumulated deficit.......................................................     (8,458,975)        (8,862,205)
    Other cumulative comprehensive income.....................................        141,656            148,409
                                                                                    --------------   -----------
       Total shareholders' deficit............................................     (5,139,479)        (5,384,472)
                                                                                    --------------   -----------
       Total liabilities and shareholders' deficit............................      1,661,189          1,740,376
                                                                                    ==============   ===========

              The accompanying notes are an integral part of these
                        condensed financial statements.

(1) Accounts Payable includes disputed Philips invoice of 25,222 and disputed Cinenova invoice of 11,667.

(2) Accrued liabilities include accrued third party interest on the Company's debt of 237,424, accrued interest on debt held by related party of 138,558 and wage tax of 3,000.

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
        (Stated in thousands, except share amounts and number of shares)
                                   (Unaudited)

Month end exchange rate USD/Euro 0.9545.

                                                                     For the Period              For the Period
                                                                 from December 3, 2002        from December 3, 2002
                                                                  to December 31, 2002        to December 31, 2002
                                                                 (Unaudited, stated in        (Unaudited, stated in
                                                                       thousands)                   thousands)
                                                                         Euros                         USD

Corporate general and administrative expense (1)...........               (3,626)                      (3,799)
Depreciation and amortization..............................                 (635)                        (665)
                                                                 --------------------          --------------------
    Net operating loss.....................................               (4,261)                      (4,464)
Restructuring charges, miscellaneous.......................                  (62)                         (65)
Interest income............................................                   12                           13
Interest income, affiliated companies (2)..................              117,459                      123,058
Interest expense (3).......................................              (40,028)                     (41,936)
Interest expense - related party (4).......................              (17,372)                     (18,200)
Foreign exchange gain (loss) and other income (expense),
  net (5)..................................................              178,463                      186,970
                                                                 ---------------------         --------------------
    Net income before income taxes and other items.........              234,211                      245,375
Share in results of affiliated companies, net..............             (174,784)                    (183,116)
                                                                 ---------------------         --------------------
    Net income.............................................               59,427                       62,260
                                                                 =====================         ====================

Basic net income attributable to common shareholders.......               47,881                       50,163
                                                                 =====================         ====================

              The accompanying notes are an integral part of these
                        condensed financial statements.

(1) Corporate general and administrative expense includes non-cash compensation expense.

(2) Interest income from affiliated companies relates to the accretion of interest on the loan to affiliated companies. The interest income is added to the outstanding loan balances and is payable at the maturity of the loan.

(3) Interest expense relates to the accretion of interest on the Company's senior notes and senior discount notes which will not be paid in cash.

(4) Interest expense related party relates to the accretion of interest on the Company's senior notes and senior discount notes held by UPC's parent company, which will not be paid in cash.

(5) Foreign exchange gain (loss) and other income (expense), net relates to unrealized currency exchange gains on the Company's outstanding debt. The foreign exchange gain (loss) and other income (expense), net are non-cash gain and or losses.

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
                                   (Unaudited)

Month end exchange rate USD/Euro 0.9545.

                                                                           For the Period                For the Period
                                                                        from December 3, 2002         from December 3, 2002
                                                                        to December 31, 2002          to December 31, 2002
                                                                      (Unaudited, in thousands)     (Unaudited, in thousands)
                                                                             Euros                             USD

Cash f1ows from operating activities:

Net income............................................................        59,427                          62,260
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
    Depreciation and amortization.....................................           635                              665
    Stock-based compensation expense..................................         3,959                            4,148
    Accretion of interest expense.....................................       (91,926)                         (96,308)
    Restructuring charges, miscellaneous..............................            62                               65
    Amortization of deferred financing costs..........................           436                              457
    Exchange rate differences.........................................      (172,710)                        (180,943)
    Share in results of affiliated companies..........................       174,784                          183,116
    Changes in assets and liabilities:
       Decrease in receivables........................................         2,197                            2,302
       Increase in other current liabilities..........................        25,554                           26,772
                                                                      --------------------              ---------------------
Net cash flows from operating activities..............................         2,418                            2,533
                                                                      --------------------              ---------------------

Cash flows from investing activities:

Net cash flows from investing activities..............................             -                                -
                                                                      --------------------              ----------------------------

Cash flows from financing activities:

Net cash flows from financing activities..............................             -                                -
                                                                      --------------------              ----------------------------

Effect of exchange rates on cash......................................           (73)                             (76)
                                                                      --------------------              ----------------------------

Net increase in cash and cash equivalents.............................         2,348                            2,457
Cash and cash equivalents at beginning of period......................        13,303                           13,937
                                                                      --------------------              ----------------------------
Cash and cash equivalents at end of period............................        15,651                           16,394
                                                                      ====================               ===========================

              The accompanying notes are an integral part of these
                        condensed financial statements.

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
                                   (Unaudited)

Notes to the Financial Statements

Basis of Presentation

     The accompanying parent only financial statements of United Pan-Europe Communications N.V. ("the Company") have been prepared in accordance with United States generally accepted accounting principles for the purpose of the requirements in the Chapter 11 filing with the United States Bankruptcy Court. The interim unaudited parent only financial statements should be read in conjunction with the audited financial statements of the Company as of and for the year ended December 31, 2001. Operating results for the period from December 3, 2002 to December 31, 2002 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2002. The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates. Activity related to the Company's subsidiaries is included on the balance sheet as "investments in and advances to affiliated companies, accounted for under the equity method", and on the statement of operations as "share in results of affiliated companies". Not all actual information with respect to the consolidated financial statements of the Company was available at the date of preparation of the parent only financial statements, the Company therefore used best estimates, as a result the actual December financial information may differ from the information presented in this report.

Basic Net Income Attributable to Common Shareholders

Month end exchange rate USD/Euro 0.9545.

                                                                      For the Period               For the Period
                                                                   from December 3, 2002        from December 3, 2002
                                                                   to December 31, 2002         to December 31, 2002
                                                                 (Unaudited, in thousands)    (Unaudlted, in thousands)
                                                                         Euros                         USD

Net income......................................................        59,427                       62,260
Accretion of Series I convertible preferred stock...............       (11,546)                     (12,096)
                                                                 ------------------          --------------------------
  Basic net income attributable to common shareholders..........        47,881                       50,163
                                                                 ==================          ==========================

Cash Disbursements Schedule

Schedule of cash disbursements for the period from December 3, 2002 to December 31, 2002. Stated in thousands of Euros.

     1.   All wages paid and salaries paid (GROSS) or incurred - EUR 0
     2.   The amount of payroll taxes withheld - EUR 0
     3.   The amount of employer payroll contributions incurred - EUR 0
     4.   The gross taxable sales - EUR O
     5.   Sales tax collected - EUR 0
     6.   Property taxes - EUR 0
     7.   Any other taxes - EUR 0
     8.   Selling, General and Administrative Expenses - EUR 80.7
     9. The date and amount paid over to each taxing agency for taxes identified in items 2,3 and 5 above - Not applicable

                      UNITED PAN-EUROPE COMMUNICATIONS N.Y.
                        PARENT ONLY FINANCIAL STATEMENTS
                                   (Unaudited)

Insurances

     The debtor hereby confirms that all insurance policies are fully paid for the current period.